SECURITIES AND EXCHANGE COMMISSION
                                    WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: March 12, 2001
(Date of earliest event reported)




                           Residential Asset Securities Corporation
                    (Exact name of registrant as specified in its charter)


Delaware                          333-84939               51-0362653
--------                          ---------               ----------
(State or Other Juris-           (Commission           (I.R.S. Employer
diction of Incorporation)       File Number)          Identification No.)



       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
       ------------------------------------------------------------- -----
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code:(952) 832-7000



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                                       -2-

Item 5. Other Events.


               On or about March 29, 2001, the Registrant expects to cause the issuance and sale of Home Equity Mortgage Pass-Through Certificates, Series 2001-KS1 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of March 1, 2001, among the Registrant, Residential Funding Corporation, a Master Servicer, and Bank One, National Association, as Trustee.

               In connection with the expected sale of the Series 2001-KS1,Class A-I-1, Class A- I-2, Class A-1-3, Class A-1-4, Class A-1-5, Class A-1-6, and Class A-II; the Registrant has been advised by Bear Stearns & Co. Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain collateral information with respect to the Underwritten Certificates (the "Certificates") underlying the proposed offering of the Certificates (the "Certificates"), which Collateral Term Sheets are being filed electronically as exhibits to this report.

               The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

               The Collateral Term Sheets were prepared by the Underwriters at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

               In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will affect the maturity, interest rate sensitivity and cash flow characteristics of the Notes. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


        (a)    Financial Statements.

               Not applicable.

        (b)    Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibits



                                 Item 601(a) of
                                 Regulation S-K
       Exhibit No.                 Exhibit No.              Description
       -----------                 -----------              -----------
            1                          99             Collateral Term Sheets

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                   RESIDENTIAL ASSET SECURITIES
                                                   CORPORATION

                                                   By: /s/ Julie Steinhagen
                                                   Name:Julie Steinhagen
                                                   Title:Vice President




Dated: March 12, 2001


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                                       -5-


EXHIBIT INDEX


              Item 601 (a) of           Sequentially
Exhibit       Regulation S-K            Numbered
Number        Exhibit No.               Description         Format
-------       -----------             ------------------  ----------


1                  99                 Collateral Term    Filed Electronically
                                      Sheets

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                                       -6-



                                    EXHIBIT 1

BEAR STEARNS                                       Computational Materials for
                                                   RASC Series 2001-KS1 Trust



New Issue Computational Materials


$1,500,000,000

RASC Series 2001-KS1 Trust
Issuer

Residential Asset Securities Corporation
Depositor

Residential Funding Corporation
Master Servicer

Home Equity Mortgage Asset-Backed Pass-Through Certificates,
Series 2001-KS1








March 12, 2001





This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[GRAPHIC OMITTED]                                  Computational Materials for
                                                    RASC Series 2001-KS1 Trust


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

---------------------------------------------------------------------
 Pool                                       Group I         Group II
                                            (Fixed)           (ARMs)
---------------------------------------------------------------------
 Current Principal Balance (as of      $717,050,182     $740,020,499
3/1/01)
 Loan Count                                   8,597            6,802
 Average Current Principal Balance          $83,407         $108,795
 Range of Current Principal                $2,512 -        $14,946 -
Balance                                    $569,734       $1,736,232
        Up to $25,000.00                      1.90%            0.21%
        $25,000.01 to $50,000.00             11.28%            4.78%
        $50,000.01 to $75,000.00             17.66%           13.33%
        $75,000.01 to $100,000.00            16.04%           15.56%
        $100,000.01 to $125,000.00           12.75%           15.20%
        $125,000.01 to $150,000.00           10.01%           11.76%
        $150,000.01 to $175,000.00            7.15%            9.08%
        $175,000.01 to $200,000.00            5.62%            7.06%
        $200,000.01 to $300,000.00           12.74%           15.24%
        $300,000.01 to $400,000.00            4.37%            6.62%
        $400,000.01 to $500,000.00            0.39%            0.79%
        $500,000.01 to $600,000.00            0.08%            0.15%
        $600,000.01 or higher                 0.00%            0.23%
---------------------------------------------------------------------
 WA Gross Coupon                            10.711%          10.797%
 Range of Gross Coupons            7.500% - 15.990% 6.875% - 16.600%
        6.000% to 6.999%                      0.00%            0.02%
        7.000% to 7.999%                      0.18%            0.04%
        8.000% to 8.999%                      4.45%            3.05%
        9.000% to 9.999%                     25.63%           19.15%
        10.000% to 10.999%                   33.73%           38.19%
        11.000% to 11.999%                   24.47%           30.31%
        12.000% to 12.999%                    8.19%            8.06%
        13.000% to 13.999%                    2.00%            1.11%
        14.000% to 14.999%                    1.32%            0.08%
        15.000% to 15.999%                    0.03%            0.01%
        16.000% to 16.999%                    0.00%            0.01%
---------------------------------------------------------------------
---------------------------------------------------------------------
 WA Margin                                       --           6.557%
 WA Lifetime Rate Cap                            --          17.326%
 WA Lifetime Rate Floor                          --          10.280%
 WA Initial Periodic Cap                         --           2.625%
 WA Periodic Cap                                 --           1.177%
 WA Next Interest Rate Adjustment                --               26
Date
 Index Type: 6-Mo LIBOR / 1-Yr                   --   99.97% / 0.03%
Treasury
---------------------------------------------------------------------
---------------------------------------------------------------------
 WA Age (mos)                                     1                2
 WA Original Term to Maturity                   312              360
(mos)
 WA Remaining Term to Maturity                  310              358
(mos)
        Up to 60                              0.03%            0.00%
        61 to 120                             0.55%            0.00%
        121 to 180                           23.78%            0.01%
        181 to 240                            3.23%            0.03%
        241 to 300                            0.19%            0.01%
        301 to 360                           72.22%           99.95%
---------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

---------------------------------------------------------------------
Pool                                        Group I         Group II
                                            (Fixed)           (ARMs)
---------------------------------------------------------------------
---------------------------------------------------------------------
 Balloon / Fully Amortizing         16.32% / 83.68%  0.00% / 100.00%
 First Lien / Second Lien            97.50% / 2.50%  100.00% / 0.00%
---------------------------------------------------------------------
 Credit Score
 Weighted Average Credit Score                  603              585
 Range of Credit Scores                  425 to 802       426 to 790
        420 to 459                            0.14%            0.14%
        460 to 499                            1.67%            1.90%
        500 to 539                            9.92%           16.19%
        540 to 579                           21.36%           29.31%
        580 to 619                           29.54%           29.47%
        620 to 659                           24.12%           15.43%
        660 to 699                            9.10%            4.89%
        700 to 739                            2.67%            1.51%
        740 to 779                            0.75%            0.47%
        780 to 819                            0.19%            0.18%
        Not Available                         0.55%            0.53%
---------------------------------------------------------------------
---------------------------------------------------------------------
 Credit Grades
        A4                                   32.09%           14.41%
        AX                                   22.17%           23.07%
        AM                                   20.06%           28.56%
        B                                    19.35%           25.03%
        C                                     4.49%            6.40%
        CM                                    1.78%            2.52%
        Not Available                         0.07%            0.00%
---------------------------------------------------------------------
---------------------------------------------------------------------
 Original LTV (*)
 Weighted Average Original LTV (*)           79.31%           81.19%
        Up to 40.00%                          1.40%            0.56%
        40.01% to 50.00%                      2.20%            0.87%
        50.01% to 60.00%                      3.79%            1.94%
        60.01% to 70.00%                      9.73%            7.71%
        70.01% to 80.00%                     39.73%           40.17%
        80.01% to 90.00%                     38.04%           46.79%
        90.01% to 100.00%                     5.12%            1.96%
---------------------------------------------------------------------


(*) With respect to junior lien loans in Loan Group I, this table was calculated using the combined loan-to-value ratio for such loans.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

---------------------------------------------------------------------
Pool                                        Group I         Group II
                                            (Fixed)           (ARMs)
---------------------------------------------------------------------
---------------------------------------------------------------------
Property Type
 Single Family Detached                      87.05%           83.39%
 PUD Detached                                 7.40%           10.79%
 Condo Low-Rise                               1.96%            2.88%
 Manufactured Home                            1.42%            0.75%
 Townhouse                                    1.25%            0.78%
 PUD Attached                                 0.81%            1.19%
 Condo Mid-Rise                               0.07%            0.04%
 Leasehold                                    0.03%            0.07%
 Condo High-Rise                              0.01%            0.10%
---------------------------------------------------------------------
---------------------------------------------------------------------
Occupancy Status
 Owner Occupied                              89.67%           95.69%
 Non-Owner Occupied                          10.33%            4.31%
---------------------------------------------------------------------
Documentation
 Full Documentation                          77.87%           87.02%
 Limited Documentation                       22.13%           12.98%
---------------------------------------------------------------------
Loan Purpose
 Equity Refi                                 64.78%           48.16%
 Purchase                                    27.82%           43.95%
 Rate/Term Refi                               7.40%            7.88%
---------------------------------------------------------------------
Prepayment Penalty Term
        None                                 36.13%            9.39%
        12 months                             6.51%            4.79%
        24 months                             2.67%           30.70%
        36 months                            36.91%           44.09%
        48 months                             0.19%            0.26%
        60 months                            17.07%            9.97%
        Other (not more than 60               0.52%            0.80%
        months)
---------------------------------------------------------------------
Geographic Concentration (> 5%)            8.64% CA        14.50% CA
-------------------------------
                                           8.08% TX         8.16% MI
                                           7.74% FL         8.00% TX
                                           6.66% MI         5.94% IL
                                           5.72% GA         5.40% GA
                                           5.13% NY
---------------------------------------------------------------------



This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

***********************************************************************
Bear Stearns is not responsible for any recommendation, solicitation, offer or agreement or any information about any transaction, customer account or account activity contained in this communication.
***********************************************************************

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